iShares®

iShares Trust

Supplement dated July 31, 2006

to the Statement of Additional Information (“SAI”) dated July 1, 2006 for the iShares Bond Funds

The information in this Supplement updates information in the SAI, and should be read in conjunction with the Prospectus and the SAI for the iShares Bond Funds.

On pages 6 and 7 of the SAI, the paragraph with the heading, “Investment Companies” is replaced in full with the following paragraph:

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE